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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                  CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 26, 2002


                              NEON Systems, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-25457                  76-0345839
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(State or other jurisdiction     (Commission                 (IRS Employer
    of incorporation)            File Number)             Identification No.)


14100 Southwest Freeway, Suite 500, Sugar Land, Texas             77478
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:           (281) 491-4200

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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On March 26, 2002, NEON Systems, Inc. issued a press release announcing that we had held our Annual Meeting of Stockholders. In addition, NEON Systems announced that we had adjourned the Annual Meeting of Stockholders to be reconvened on Friday, April 5, 2002 at 10:00 a.m. CST at NEON's corporate headquarters at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478.
We further announced that proxy cards would continue to be received by the transfer agent until such reconvened meeting. Any stockholder who has not received a proxy statement or would like an additional proxy card should contact
J. Bradford Poynter at brad.poynter@neonsys.com or call 800-505-6366. The adjournment and scheduling of a reconvened meeting was due, in part, to a systems error in the processing of the proxy vote and the inability of our transfer agent to certify the results of the votes on all of the proposals set forth in our Proxy Statement, which was mailed to stockholders on March 5, 2002. The informal results indicated that all of the proposals had sufficient votes for passage prior to the adjournment. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Press Release dated March 26, 2002.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 27, 2002                  NEON SYSTEMS, INC.


                                        --------------------------------
                                        J. Bradford Poynter
                                        Chief Financial Officer

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                                  INDEX TO EXHIBITS


 Exhibit
 Number     Description of Document
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  99.1      Press Release dated March 26, 2002.